Senior Secured Convertible Note	12 Months Ended
Jul. 31, 2022
Senior Secured Convertible Note [Abstract]
Senior Secured Convertible Note
19. Senior Secured Convertible Note
	Pre- Amendment July 12, 2022	Pre- Amendment July 12, 2022	July 31, 2021	July 31, 2021
Senior Secured Convertible Note	US$	$	US$	$
Opening balance, beginning of the year	364,847	454,673	-	-
Issued at fair value	-	-	407,284	491,714
Early conversions	-	-	(413)	(497)
Redemptions	(177,017)	(223,148)	(27,500)	(33,525)
Gain on fair value adjustment	11,925	15,784	(14,524)	(18,100)
Foreign exchange loss	-	12,672	-	15,081
Balance upon amendment July 31, 2022 (Note 20) / Balance end of period (July 31, 2021)	199,755	259,981	364,847	454,673
Unrecognized Day 1 Loss
Opening balance, beginning of the year	(72,214)	(86,974)	-	-
Unrecognized loss deferred at issuance	-	-	(79,684)	(96,203)
Recognized loss during the period	72,214	86,974	7,470	9,229
Ending balance, end of the period	-	-	(72,214)	(86,974)
Total balance, end of period, net	199,755	259,981	292,633	367,699

On May 27, 2021 (the "Issuance date"), the Company issued a Senior Secured Convertible Note (the "Note") directly to an institutional purchaser, HT Investments MA LLC ("HTI"), and certain of its affiliates or related funds (collectively, the "Holder") at a principal amount of $434,628 (US$360,000). The Note was sold at a purchase price of $395,511 (US$327,600), or approximately 91% of the principal amount ("transaction price"). The Note bore no periodic cash interest payments and was due for payment on May 1, 2023 (the "maturity date") at 110% of the principal amount (the "Redemption Amount"), if not converted or redeemed earlier. The Redemption Amount on Issuance date was $478,091 (US$396,000). The Company used a portion of the net proceeds of the Note to fund the acquisition of Redecan (Note 15). The Note was secured against the assets of HEXO Operations Inc. and its subsidiaries, as well as the assets of HEXO USA Inc and its subsidiaries. The Note was convertible, in full or in part, by the Holder into freely tradeable common shares of the Company at any time before the second last trading day before the maturity date at a conversion rate of 142.6533 common shares per US$1.00. The Note included different conversion and redemption options available to the Holder and the Company, subject to certain terms and limitations.

Fair Value Measurement

The Note represented a hybrid instrument with multiple embedded derivatives requiring separation. The Note, as a whole, was designated as FVTPL, as at least one of the derivatives significantly modified the cash flows of the Note and it was clear with limited analysis that separation was not prohibited. The changes in fair value of the instrument were recorded in the statement of net loss with changes in credit spread being recognized through Other comprehensive income.

The fair value of the Note was classified as Level 2 in the fair value hierarchy and was determined using the partial differential equation method with the following inputs;

	As at July 12, 2022	As at July 31, 2021	Initial recognition May 21, 2021
Share price	US$0.20	US$3.98	US$6.53
Dividend	$nil	$nil	$nil
Volatility	81%	85%	85%
Risk free rate	3.57%	0.327%	0.227%
Credit spread	38.57%	15.44%	16.06%

During the year ended July 31, 2022 the gain on fair value adjustments related to changes in credit spread amounted to $23,964 (July 31, 2021 - $1,590).

The fair value of the Note at initial recognition was determined using a valuation technique that included unobservable inputs. The Company identified a difference between the transaction price and the fair value of $96.2 million (US$79.7 million) (the "Day 1 loss"). The Company believed that time is a factor that market participants would take into account when pricing the note. Therefore, the unrecognized Day 1 loss was recognized on a straight-line basis in the statement of net loss over the contractual life of the Note. Upon extinguishment on July 12, 2022, the remaining amount of the Day 1 loss was accelerated and recognized in the statement of net loss.

Event of Default

On January 31, 2022, the Company failed to meet a financial covenant under the Note which required the Company to achieve positive adjusted EBITDA for the three-month period ended January 31, 2022. This was an event of default under the terms of the Note. On March 13, 2022, the Holder of the Note agreed to an irrevocable waiver of their rights in relation to the event of default. This waiver was then overridden by a forbearance to act upon the default event issued by the Holder as part of the Transaction Agreement. As the Holder did not irrevocably waive the default event but rather waived the right to act upon the default event, the Note remained in default through the period from January 31, 2022 to the date of extinguishment on July 12, 2022.

As a result of the default, the Holder obtained the option to declare the Note (or any portion thereof) to become due and payable immediately for cash in an amount equal to the Event of Default Acceleration Amount, as defined in the Note. The Event of Default Acceleration Amount is a cash amount equal to the greater of:

● (A) 115% of the outstanding principal amount of the Note, including any accrued and unpaid interest; and

● (B) 115% of the product of (i) the original conversion rate of 142.6533, (ii) the outstanding principal amount, including any accrued and unpaid interest, and (iii) the greater of:

○ the highest Daily VWAP per Common Share occurring during the thirty (30) consecutive VWAP Trading Days ending on, and including, the VWAP Trading Day immediately before the date the acceleration notice is delivered; and

○    the highest Daily VWAP per Common Share occurring during the thirty (30) consecutive VWAP Trading Days ending on, and including, the VWAP Trading Day immediately before the date the applicable Event of Default occurred.

Subsequent to the event of default on January 31, 2022, and up until extinguishment on July 12, 2022, the Note was carried at the amount payable on demand as under IFRS, the fair value of the note with a demand feature cannot be less than the amount payable on demand, discounted from the first date that the amount could be required to be repaid. The demand amount was calculated by reference to the Event of Default Acceleration amount, as defined in the agreement. Fair value was determined through the use of a model using a valuation technique that includes unobservable inputs and was less the amount payable on demand.

As the demand amount represented the higher amount, at the time of extinguishment on July 12, 2022 the Note was carried  at its demand amount of $259,981 (US $199,755), representing 115% of the outstanding principal on the date of extinguishment.

Amendment of the Note

On July 12, 2022, pursuant to a transaction agreement dated April 11, 2022, as amended on June 14, 2022 (the “Transaction Agreement”) among HEXO, Tilray Brands and HT Investments MA LLC (“HTI”), the terms of the Note were amended and restated and the Note was immediately thereafter assigned to Tilray Brands, pursuant to the terms of an amended and restated assignment and assumption agreement dated June 14, 2022. The amended note is hereinafter referred to as the Amended Senior Secured Convertible Note (Note 20). As consideration for the amendment, HEXO issued 56,100,000 Common Shares and 11,674,266 rights exercisable for Common Shares to HTI, representing 12% of the outstanding principal of the Amended Note at the closing at the exercise price of CAD$0.40. On July 25, 2022, the rights were exercised.

Management assessed the changes made to the Note and determined that the modification should be accounted for as an extinguishment of the previous liability and then recorded the Amended Note at its fair value determined as of the date of the modification.

As a result, the consolidated statements of net loss and comprehensive loss for the year ended July 31, 2022, includes a net gain on extinguishment of liabilities, detailed as follows:

$
Carrying value of Senior secured convertible note pre-amendment	259,981
Fair value of common shares and share rights issued on amendment	(17,900)
Transaction costs	(12,987)
Fair value of Amended senior secured convertible note	(208,560)
Net gain on extinguishment of debt	20,534

On January 18, 2022, the Company utilized cash proceeds from the sale of its interest in Belleville Complex Inc. to settle $10,111 of optional redemptions at a rate of 110% of principal (Note 11). No shortfall cash payments were issued in the year ended July 31, 2022.